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                                                                   EXHIBIT 10.68



                      THIRD AMENDMENT TO CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of June 28, 1996, is entered into among the Lenders party hereto, BANKERS TRUST COMPANY, a New York banking corporation, as agent for the Lenders (the "Agent"), FIRST FINANCIAL CARIBBEAN CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico ("FFCC"), and DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico and a wholly-owned subsidiary of FFCC ("DMC", and together with FFCC, each a "Borrower" and collectively, the "Borrowers"), with reference to the Credit Agreement, dated as of June 30, 1995 (the "Original Credit Agreement"), between the Lenders, the Agent and the Borrowers (as amended by the First Amendment to Credit Agreement dated as of December 29, 1995 and the Second Amendment to Credit Agreement dated as of May 1, 1996, and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

                The Lenders, the Agent and the Borrowers wish to amend the Credit Agreement as set forth herein.

                ACCORDINGLY, the parties hereto agree as follows:

                Section 1. Amendments. Effective as of the Amendment Effective Date (as defined in Section 3 of this Amendment), the Loan Documents are amended as follows:

                        (a) The following definitions from the Credit Agreement are hereby amended and restated as follows:

                              "Agency Servicing Portfolio" shall mean the FNMA/FLHMC Servicing Portfolio and the GNMA Servicing Portfolio.

                              "Collateral Value of the Facility 3 Borrowing Base" shall mean, at the time of determination thereof, the sum of
          (a) with respect to the Agency Servicing Portfolio, an amount equal to the lesser of (i) sixty-five percent (65%) of the fair market value of the servicing rights relating to the mortgage loans included in the Agency Servicing Portfolio and (ii) 0.95% of the unpaid principal balance of the mortgage loans included in the Agency Servicing Portfolio (in each case as reflected on the most recent Pledged Servicing Valuation Report delivered to the Agent or if such report is not delivered as required, as determined by the Agent in its sole discretion), and (b) with respect to the Private Investor Servicing Portfolio, an amount equal to the lesser of (i) fifty-five percent (55%) of the fair market value of the servicing rights relating to the mortgage loans included in the Private Investor Servicing Portfolio and (ii) .85% of the unpaid principal balance of the mortgage loans included in the Private Investor Servicing Portfolio (in each case as reflected on the most recent Pledged Servicing Valuation Report delivered to the Agent or if such report is not delivered as required, as determined by the

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          Agent in its sole discretion).  Notwithstanding the foregoing, in no event shall the total amount of outstanding Facility 3 Loans and Facility 3 Acceptance Obligations which are secured by a pledge of the portion of FNMA/FHLMC Servicing Portfolio consisting of servicing rights relating to FNMA loans and FNMA Mortgaged-Backed Securities, as determined by the Agent, exceed $2,500,000. Further, to the extent that the value of the Private Investor Servicing Portfolio, as determined in accordance with clause (b) above, exceeds 15% of the Collateral Value of the Facility 3 Borrowing Base, such excess shall be disregarded for the purposes of calculating the Collateral Value of the Facility 3 Borrowing Base.

                          "Facility 3 Acceptance" shall have the meaning given such term in section 2.1 (f) and shall mean either a Facility 3 Tranche A Acceptance or a Facility 3 Tranche B Acceptance, as the context shall require.

                          "Facility 3 Commitment" shall mean either a Facility 3 Tranche A Commitment or a Facility 3 Tranche B Commitment, as the context shall require.

                          "Facility 3 Loans" shall mean Facility 3 Tranche A Loans and Facility 3 Tranche B Loans, as the context shall require.

                          "Facility 3 Maximum Amount" shall mean the Facility 3 Tranche A Maximum Amount, or the Facility 3 Tranche B Maximum Amount, as applicable.

                          "Permitted Subordinated Indebtedness" shall mean the $10,000,000 8.25% Convertible Subordinated Debentures due January 1, 2006, of FFCC, issued under that certain Debenture Purchase Agreement, dated as of September 25, 1995, as amended and restated as of December 15, 1995, between FFCC and BanPonce Corporation and any other Indebtedness incurred by each Borrower (other than the Obligations) that is subordinated to the Obligations in accordance with the criteria set forth on Exhibit R attached hereto.

                          "Pledged Servicing Portfolio" shall mean the FNMA/FLHMC Servicing Portfolio, the GNMA Servicing Portfolio and the Private Investor Servicing Portfolio.

                          "Pledged Servicing Valuation Report" shall mean a report prepared by a nationally recognized mortgage servicing broker acceptable to the Agent and the Borrowers, and otherwise in form and substance reasonably satisfactory to the Agent, setting forth the fair market value of the servicing rights relating to the mortgage loans included in the Pledged Servicing Portfolio as of such date (with the FNMA/FHLMC Servicing Portfolio, the GNMA Servicing Portfolio and the Private Investor Servicing Portfolio each listed and valued separately (and, with respect to the FNMA/FHLMC Servicing Portfolio, with the portfolio serviced for FNMA listed separately from the portfolio serviced for FHLMC)), with such value determined on the basis of the net present value of the expected stream of

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          annual cash flow generated thereby using assumptions reasonably acceptable to the Agent.

                         "Revolving Loan Maturity Date" shall mean June 27, 1997; provided that upon the written request of the Borrowers to the Agent, the Facility 1 Lenders and the Facility 2 Lenders may elect to extend the Revolving Loan Maturity Date on terms as they may deem appropriate in their sole discretion."

                 (b) The following definitions are hereby added to the Credit Agreement in the appropriate alphabetical order:

                         "Acceptance Agent" shall mean an entity acceptable to the Agent and Borrowers who will provide the services previously provided by Bankers Trust Caribe Capital Markets, Inc. under the Funding Agreement. Wherever "BTCCM" is used in the Credit Agreement it shall be deemed deleted and replaced with Acceptance Agent.

                         "Amendment Effective Date" shall have the meaning given such term in Section 3 of the Third Amendment.

                         "Facility 3 Tranche A Acceptance" shall mean a Facility 3 Acceptance relating to the Facility 3 Tranche A Commitment.

                         "Facility 3 Tranche B Acceptance" shall mean a Facility 3 Acceptance relating to relating to the Facility 3 Tranche B Commitment.

                         "Facility 3 Tranche A Acceptance Obligations" shall mean the Acceptance Obligations relating to Facility 3 Tranche A Acceptances.

                         "Facility 3 Tranche B Acceptance Obligations" shall mean the Acceptance Obligations relating to Facility 3 Tranche B Acceptances.

                         "Facility 3 Tranche A Commitment" shall mean, with respect to each Lender, the Facility 3 Commitment, if any, of such Lender under the Original Credit Agreement.

                         "Facility 3 Tranche B Commitment" shall mean, with respect to each Lender, the Commitment, if any, of such Lender to make Facility 3 Tranche B Loans or to become an Acceptance Participant with respect to Facility 3 Tranche B Acceptances hereunder as set forth in Section 2.1(d) and 2.1(f), as such Commitments may be reduced pursuant to Section 8.6(c).

                         "Facility 3 Tranche A Loan" shall mean a loan made by a Facility 3 Lender pursuant to Section 2.1(d)(i) for the purposes set forth in the third sentence of Section 4.9.

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                          "Facility 3 Tranche B Loan" shall mean a loan made by
          a Facility 3 Lender pursuant to Section 2.1(d)(ii) for the purposes set forth in the third sentence of Section 4.9.

                          "Facility 3 Tranche A Maximum Amount" shall have the meaning set forth in Section 2.1(d)(i).

                          "Facility 3 Tranche B Maximum Amount" shall have the meaning set forth in Section 2.1(d)(ii).

                          "Minimum ATNW" shall have the meaning assigned thereto in Section 5.3(b).

                          "Minimum BNW" shall have the meaning assigned thereto in Section 5.3(c).

                          "Original Credit Agreement" shall have the meaning assigned thereto in the recitals of the Third Amendment.

                          "Prior Year Minimum ATNW" shall have the meaning assigned thereto in Section 5.3(b).

                          "Prior Year Minimum BNW" shall have the meaning assigned thereto in Section 5.3(c).

                          "Private Investor Servicing Portfolio" shall mean the portfolio of outstanding residential mortgage loans specified on Attachment 1-A to the Servicing Security Agreement, as such attachment is amended, modified or supplemented from time to time, that are owned by any Person (other than an Agency) or included in pools of mortgage loans with respect to which such Person (other than an Agency) has issued a mortgage-backed security and with respect to which either Borrower holds direct servicing rights, and that are covered by an effective Acknowledgment Agreement.

                          "Third Amendment" means the Third Amendment to Credit Agreement dated as of June 28, 1996 by and among the parties to the Original Credit Agreement.

                          "Tranche A Term Loan Maturity Date" shall mean June 30, 2000.

                          "Tranche B Term Loan Maturity Date" shall mean June 30, 2001."

                (c) All references to "ninety-six percent (96%) in the definition of "Collateral Value of the Facility 1 Borrowing Base" are deemed deleted and replaced with "ninety-eight percent (98%)." With reference to the Facility 1 Borrowing Base Certificate attached as Exhibit H-I to the Credit
Agreement:

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                (i)       the reference to "96%  of UPB" under  the heading
                          "Eligible Conforming Loans" shall be amended to "98% of UPB";

                (ii) the phrase "@96% of UPB" under the heading "Eligible MBS's" shall be amended to "@98% of UPB".

          (d) The reference to "seventy percent (70%)" in the definition of "Collateral Value of the Facility 2 Tranche A Borrowing Base" shall be deemed deleted and replaced with "eighty percent (80%)." The reference to "70%" in the Facility 2 Tranche A Borrowing Base Certificate attached as Exhibit H-2 is deleted and replaced with "80%."

          (e) The phrase "that are covered by an effective Acknowledgment Agreement, when and if one is available" in the last clause of the definition of "GNMA Servicing Portfolio" is deleted and replaced with "that are covered by an effective Acknowledgment Agreement if requested by the Agent and the Lenders."

          (f) The date "December 31, 1994" in the definition of "Book Net Worth," and in Sections 3.1(b)(iv), 4.4(a), 4.4(d) and Section 5.3(a) is deleted and replaced with "December 31, 1995."

          (g) The date "March 31, 1995" in Section 4.4(b) is deleted and replaced with "March 31, 1996."

          (h) Section 2.1 (d) is hereby deleted and replaced with the following:

                          "(d) Facility 3 Loans. (i) Facility 3 Tranche A Loans. The parties acknowledge that the Facility 3 Tranche A Commitments have been terminated. The (aa) aggregate principal amount of Facility 3 Tranche A Loans plus the aggregate face amount of Facility 3 Tranche A Acceptances outstanding at any time shall not exceed (bb) the then current Collateral Value of the Facility 3 Borrowing Base less the aggregate amount of Facility 3 Tranche B Loans and the aggregate face amount of Facility 3 Tranche B Acceptances outstanding (the amount determined in accordance with clause (bb) is referred to herein as the "Facility 3 Tranche A Maximum Amount"). Subject to Section 2.12, each Facility 3 Tranche
          A Loan shall be a Eurodollar Loan or a Prime Loan. Once prepaid or repaid, Facility 3 Tranche A Loans may not be reborrowed. Prior to the Tranche A Term Loan Maturity Date and subject to the conditions precedent to the creation of an Acceptance set forth in Section 2.1
          (f)(iii), nothing contained in this Section 2.1 (d) shall prevent the Borrowers from converting Facility 3 Loans or exchanging Facility 3 Acceptances in accordance with Section 2.3 after the expiration of the Facility 3 Commitments provided that no additional sums are borrowed or increased Acceptance Obligations are created.

                        (ii) Facility 3 Tranche B Loans. Subject to and upon the terms and conditions herein set forth, each Facility 3 Lender agrees, severally and not jointly, at any time and from time to time from the Effective Date up to but excluding the date upon which the Facility 3 Commitments are terminated, to make Facility 3 Tranche
          B Loans to


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          the Borrowers in an aggregate principal amount at any time outstanding not to exceed the Facility 3 Tranche B Commitment set forth opposite such Facility 3 Lender's name on the signature pages to the Third Amendment, as such commitment may be reduced from time to time pursuant to Section 8.6(c); provided that (aa) the aggregate principal amount of Facility 3 Tranche B Loans plus the aggregate face amount of Facility 3 Tranche B Acceptances outstanding at any time shall not exceed (bb) the then current Collateral Value of the Facility 3 Borrowing Base less the aggregate amount of Facility 3 Tranche A Loans and the aggregate face amount of the Facility 3 Tranche A Acceptances outstanding (the amount determined in accordance with clause (bb) is referred to herein as the "Facility 3 Tranche B Maximum Amount"). Subject to Section 2.12, each Facility 3 Tranche B Loan shall be a Eurodollar Loan or a Prime Loan. Once prepaid or repaid, Facility 3 Tranche B Loans may not be reborrowed. Prior to the Tranche B Term Loan Maturity Date and subject to the conditions precedent to the creation of an Acceptance set forth in
          Section 2.1(f)(iii), nothing contained in this Section 2.1(d) shall prevent the Borrowers from converting Facility 3 Loans or exchanging Facility 3 Acceptances in accordance with Section 2.3 after the expiration of the Facility 3 Commitments provided that no additional sums are borrowed or increased Acceptance Obligations are created."

                     (i) The amount of "$10,000,000" in Section 2.1(e) is deleted and replaced with "$15,000,000."

                     (j)      The phrase "Term Loan Maturity Date" in clauses
(ii) and (iii) of Section 2.1(f) is deleted and replaced with "Tranche A Term Loan Maturity Date or Tranche B Term Loan Maturity Date, as applicable."

                     (k) In clause (i) of Section 2.6(b) "one-percent (1.0%)" is hereby deleted and replaced with ".95%."

                     (1) In clause (i) of Section 2.6(c) "one and one-eighth percent (1.125%)" is hereby deleted and replaced with "1.07%."

                     (m) The first sentence of Section 2.7(a) is amended and restated as follows: "The Facility 1 Commitments shall automatically terminate on the Revolving Loan Maturity Date."

                     (n) The first sentence of Section 2.7(b) is amended and restated as follows: "The Facility 2 Commitments shall automatically terminate on the Revolving Loan Maturity Date."

                     (o) Section 2.7(c) is deleted and replaced with the following:

                              "(c)      The Facility 3 Tranche A Commitments
          have terminated. The Facility 3 Tranche B Commitments shall automatically terminate on the earlier of (i) the date on which the Facility 3 Tranche B Commitments have been drawn down in their entirety, and (ii) June 27, 1997.

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                     (p)      The first sentence of Section 2.8(a) is amended
and restated as follows: "The Borrowers shall repay all outstanding Facility 1 Loans and Acceptance Obligations relating to Facility 1 Acceptances (whether matured or unmatured) on the Revolving Loan Maturity Date."

                     (q) The first sentence of Section 2.8(b) is amended and restated as follows: "The Borrowers shall repay all outstanding Facility 2 Loans on the Revolving Loan Maturity Date."

                     (r)      Sections (ii) and (iii) of Section 2.8(d), and
Section 2.8(e) are hereby deleted and replaced with the following:

                              "(ii)     The Borrowers shall repay the aggregate
          principal amount of the outstanding Facility 3 Tranche A Loans plus the aggregate face amount of Facility 3 Tranche A Acceptances in sixteen (16) equal quarterly installments, each equal to one-sixteenth (1/16th) of the principal amount of the Facility 3 Tranche A Loans outstanding on June 30, 1996, such payments to be made on the last Business Day of September, December, March and June of each year commencing with September 30, 1996; provided that on the Tranche A Term Loan Maturity Date the Borrowers shall also repay any additional amount required to pay in full any outstanding portion of the principal amount of Facility 3 Tranche A Loans and Facility 3 Tranche A Acceptance Obligations. Such payments shall be applied first to the principal amount of Facility 3 Tranche A Loans then outstanding, and the remaining amount, if any, shall be applied to outstanding Facility 3 Tranche A Acceptance Obligations relating to unmatured Acceptances in accordance with Section 2.11(d). The Borrowers shall repay the aggregate principal amount of the outstanding Facility 3 Tranche B Loans plus the aggregate face amount of Facility 3 Tranche B Acceptances in sixteen (16) equal quarterly installments, each equal to one-sixteenth (1/16th) of the principal amount of the Facility 3 Tranche B Loans outstanding on June 30, 1997, such payments to be made on the last Business Day of September, December, March and June of each year commencing with September 30, 1997; provided that on the Tranche B Term Loan Maturity Date the Borrowers shall also repay any additional amount required to pay in full any outstanding portion of the principal amount of Facility 3 Tranche B Loans and Facility 3 Tranche B Acceptance Obligations. Such payments shall be applied first to the principal amount of Facility 3 Tranche B Loans then outstanding, and the remaining amount, if any, shall be applied to outstanding Facility 3 Tranche B Acceptance Obligations relating to unmatured Acceptances in accordance with Section 2.11(d).

                              (iii)     The Borrowers shall repay all
          outstanding Facility 3 Tranche A Loans and Facility 3 Tranche A Acceptance Obligations on the Tranche A Term Loan Maturity Date.
          The Borrowers shall repay all outstanding Facility 3 Tranche B Loans and Facility 3 Tranche B Acceptance Obligations on the Tranche B Term Loan Maturity Date. Until the Facility 3 Loans have been repaid in full, no repayment of any Facility 3 Loan pursuant to
          Section 2.8(e) or any prepayment of any Facility 3 Loan pursuant to
          Section 2.9 shall reduce any amount required to be repaid under this
          Section 2.8(d) on

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          any of the dates set forth above.  Payments received on account of
          Acceptance Obligations prior to the maturity date of the Acceptance relating thereto shall be applied in accordance with Section 2.11
          (d).

               (e) If on any date the aggregate outstanding principal amount of the Facility 3 Loans plus the aggregate face amount of Facility 3 Acceptances outstanding exceeds the Collateral Value of the Facility 3 Borrowing Base, then the Borrowers shall repay the aggregate principal amount of Facility 3 Loans and Acceptance Obligations relating to Facility 3 Acceptances, or, provided no Potential Default or Event of Default exists, deliver additional Collateral of the type required for the Facility 3 Borrowing Base, as shall be necessary so that the aggregate outstanding principal amount of the Facility 3 Loans and Acceptance Obligations relating to Facility 3 Acceptances outstanding does not exceed the Collateral Value of the Facility 3 Borrowing Base. Payments received on account of Acceptance Obligations prior to the maturity date of the Acceptance relating thereto shall be applied in accordance with Section 2.11(d)."

          (s) The following shall be inserted as the new third sentence of Section 2.8(g): "All repayments of Facility 3 Loans in the order described in the preceding sentence shall be applied first to Facility 3 Tranche A Loans and then to Facility 3 Tranche B Loans."

          (t) In the third sentence of Section 2.9 the clause "fourth, to Facility 3 Loans then outstanding" is hereby deleted and replaced with:
"fourth, to Facility 3 Tranche A Loans then outstanding and fifth, to Facility 3 Tranche B Loans then outstanding."

          (u)      Section 2.10(a) is hereby amended and restated as follows:

                   "(a) The Borrowers agree to pay to the Agent for the account of each Facility 1 Lender a facility fee at a rate per annum equal to 0.16% on the amount of such Lender's Facility 1 Commitment (whether used or unused). The Borrowers agree to pay to the Agent for the account of each Facility 2 Lender a facility fee at a rate per annum equal to 0.20% on the amount of such Lender's Facility 2 Commitment (whether used or unused). Such fees shall be deemed to be earned in full upon the Amendment Effective Date and shall be payable in advance on the Amendment Effective Date and thereafter in quarterly installments on the last Business Day of each of March, June, September and December commencing September 29, 1996; provided that if the Facility 1 Commitments and Facility 2 Commitments are terminated at any time prior to the Revolving Loan Maturity Date, each remaining unpaid quarterly installment of such fees shall be paid in full on the date of such termination."

          (v)      The following is hereby added at the end of Section 2.10(c):

                   "The Borrowers agree to pay to the Agent on the Amendment Effective Date for the account of each of the Facility 3 Lenders an upfront commitment fee in an amount equal to one-quarter of one percent (0.25%) of the amount of each Lender's Facility 3 Tranche B Commitment (which Commitments

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     total $5,000,000).  Such fees shall be deemed earned in full on the
     Amendment Effective Date."

          (w) The clause following the last semicolon in Section 2.11(h) is amended and restated as follows:

                   "also provided, however, that no payments shall be made under clauses seventh and eighth above unless the Facility 3 Loans and Facility 3 Acceptance Obligations have matured and payments are being made pursuant to subsection (j) below; provided further, that if only Facility 3 Tranche A Loans and Facility 3 Tranche A Obligations have matured and not Facility
     3 Tranche B Loans and Facility 3 Tranche B Acceptance Obligations, then payments shall only be made with respect to Facility 3 Tranche A Loans and Facility 3 Tranche A Acceptance Obligations."

          (x) The clause following the last semicolon in Section 2.11(i) is amended and restated as follows:

                   "also provided, however, that no payments shall be made under clauses fifth and sixth above unless the Facility 3 Loans and Facility 3 Acceptance Obligations have matured and payments are being made pursuant to subsection (j) below; provided further, that if only Facility 3 Tranche A Loans and Facility 3 Tranche A Acceptance Obligations have matured and not Facility
     3 Tranche B Loans and Facility 3 Tranche B Acceptance
     Obligations, then payments shall only be made with respect to Facility 3 Tranche A Loans and Facility 3 Tranche A Acceptance Obligations."

          (y) The phrase "Upon the maturity of the Facility 3 Loans and Facility 3 Acceptance Obligations" in the first sentence of
Section 2.11(j) is amended and restated as follows: "Upon the maturity of the Facility 3 Tranche A Loans and Facility 3 Tranche A Acceptance Obligations and Facility 3 Tranche B Loans and the
Facility 3 Tranche B Acceptance Obligations, as applicable,"

          (z) The following is hereby added as the last clause of Section 2.11(j):

                   "provided, however, that if the Facility 3
     Tranche B Loans and the Facility 3 Tranche B Acceptance Obligations have not matured, then no payments shall be made in respect of such loans or obligations."

          (aa) Section 5.1(a)(x)(D) is hereby deleted in its entirety and replaced with the following:

                   "(D) As soon as available and in any event no later than fifteen (15) days after the end of each fiscal six-month period commencing with the period ending June 30, 1996, a Pledged Servicing Portfolio Report, dated as of the last day of each such six-month period;"

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                (bb)     Sections 5.3(b), (c) and (d) are hereby deleted
in their entirety and replaced with the following:

                         "(b)      Adjusted Tangible Net Worth.  Permit
          Adjusted Tangible Net Worth at any time to be less than the greater of (such greater number, the "Minimum ATNW") (i) Prior Year Minimum ATNW and (ii) eighty-five percent (85%) of Adjusted Tangible Net Worth as of the end of the immediately preceding fiscal year. As used herein "Prior Year Minimum ATNW" shall mean Minimum ATNW as of the end of the penultimate preceding fiscal year. For example, for fiscal year 1996, Prior Year Minimum ATNW is determined as of the end of fiscal year 1994. The parties acknowledge that Minimum ATNW determined as of the end of fiscal year 1994 is $87,700,000 and that 85% of Adjusted Tangible Net Worth as of the end of fiscal year 1995 is $97,680,619. Accordingly, Minimum ATNW at any time during fiscal year 1996 is $97,680,619.

                         (c)       Book Net Worth.  Permit Book Net
          Worth at any time to be less than the greater of (such greater number, the "Minimum BNW") (I) Prior Year Minimum BNW and (ii) eighty-five percent (85%) of the Book Net Worth as of the end of the immediately preceding fiscal year. As used herein "Prior Year Minimum BNW" shall mean Minimum BNW as of the end of the penultimate preceding fiscal year. For example, for fiscal year 1996, Prior Year Minimum BNW is determined as of the end of fiscal year 1994. The parties acknowledge that Minimum BNW determined as of the end of fiscal year 1994 is $84,100,000 and that 85% of Book Net Worth as of the end of fiscal year 1995 is $95,711,904. Accordingly, Minimum
          BNW at any time during fiscal year 1996 is $95,711,904.

                         (d) Debt Service Coverage. Permit the ratio measured at the end of each fiscal quarter of FFCC on a consolidated basis (excluding any Subsidiaries that are not primarily engaged primarily in the business of mortgage banking as reasonably determined by the Agent) of (I) the arithmetic quarterly average of the sum of (A) the aggregate net income of FFCC for the preceding four (4) fiscal quarters (including the quarter then ended) less any non-cash income of FFCC (including, "excess servicing fees" and originated mortgage servicing rights (which rights are net of deferred taxes)), if applicable, plus (B) the aggregate depreciation, amortization and other non-cash charges for such quarters to (II) the sum of (A) payments of principal on amortizing, funded indebtedness which are scheduled to be made by FFCC during the next succeeding fiscal quarter plus (B) such aggregate dividend payments to be paid by FFCC during the next succeeding fiscal quarter, to be less than 1.25:1.0; provided that dividend payments by DMC to FFCC shall be excluded from the foregoing calculation. For purposes of the foregoing ratio, "other non-cash income" refers to one time account adjustments reflected on the applicable financial statement. An example of the foregoing calculation is set forth on Exhibit A to the Third Amendment."


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                    (cc)      The parties hereto acknowledge that the Funding
          Agreement has been terminated and that no Acceptances will be made available unless and until (i) the Borrowers enter into an agreement with an Acceptance Agent substantially in the form of the Funding Agreement and otherwise in form and substance satisfactory to the Agent, and (ii) any necessary or desirable modifications or amendments are made to the Loan Documents (which modifications or amendments relate to such new Funding Agreement and/or the creation of Acceptances), as determined by the Agent in the exercise of its sole discretion.

                    (dd) The parties hereto acknowledge that the Loan Documents incorrectly stated the name of National City Bank of Kentucky as "National City Bank." The Loan Documents are hereby amended to replace the name "National City Bank" with "National City Bank of Kentucky" wherever it appears in the Loan Documents. On the Amendment Effective Date, the Borrowers shall deliver replacement Notes (the "Replacement Notes") to National City Bank of Kentucky correcting such Lender's name.

               Section 2. Representations and Warranties. The Borrowers represent and warrant that, on and as of the date hereof, all of the representations and warranties made by them in the Credit Agreement and the other Loan Documents are true and correct as if made on and as of the date hereof (as modified by Sections 1(f) and (g) above) and no Potential Default or Event of Default has occurred and is continuing.

               Section 3. Effectiveness. This Amendment shall become effective as of the date (the "Amendment Effective Date"), on which each of the following conditions have been satisfied to the satisfaction of
          Agent:

               (a) The Borrowers shall have delivered to the Agent, in form and substance and in quantities reasonably satisfactory to the Agent and its counsel, each of the following:

                    (i) this Amendment and the Replacement Notes, duly executed and delivered by the parties hereto;

                    (ii) a certified copy of resolutions of the Board of Directors of each of the Borrowers approving the execution, delivery and performance of all documents required to be delivered by such parties hereunder and the transactions contemplated therein;

                    (iii) an opinion of Puerto Rico counsel for the Borrowers in form and substance satisfactory to Agent and covering such matters as the Agent may reasonably request, in each case dated the Amendment Effective Date;

                    (iv) the Borrowers shall have paid all Fees required to have been paid under this Amendment and the Loan Documents prior to or on the Amendment Effective Date;

                    (v) a Pledged Servicing Valuation Report dated as of a date which is no more than thirty (30) days prior to the Amendment Effective Date; and

                    (vi) such other documents, instruments and agreements, duly executed, deemed necessary or appropriate by the Agent.

               (b) All acts and conditions (including the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened prior to the execution, delivery and performance of this Amendment and for the same to constitute the legal, valid and binding obligations, enforceable in accordance with its terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws or if any of such have not been done, performed or happened, such has been expressly disclosed to the Agent and waived by all of the Lenders in writing.

     Section 4. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing any such counterpart.

      Section 5. Ratification. Except as set forth herein, all Loan Documents are hereby ratified and confirmed in all respects. The term Loan Documents, as used in the Loan Documents, shall mean the Loan Documents as amended hereby.

      Section 6. MISCELLANEOUS. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL REMAIN IN FULL FORCE AND EFFECT. NOTHING CONTAINED HEREIN SHALL OPERATE AS A WAIVER OF ANY RIGHT, POWER OR REMEDY OF THE AGENT OR THE LENDERS UNDER THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, NOR CONSTITUTE A WAIVER OF ANY PROVISION OF THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT. THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION RELATED TO THE SUBJECT MATTER OF THIS AMENDMENT.

          IN WITNESS WBEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                   FIRST FINANCIAL CARIBBEAN CORPORATION, as a
                                   Borrower


                                   By:    /s/ Mario S. Levis
                                          -------------------------------------
                                   Name:  Mario S. Levis
                                          -------------------------------------
                                   Title:
                                          -------------------------------------

                                   By:    /s/ Luis Alvarado
                                          -------------------------------------
                                   Name:  Luis Alvarado
                                          -------------------------------------
                                   Title:
                                          -------------------------------------

                                   DORAL MORTGAGE CORPORATION,
                                   as a Borrower


                                   By:    /s/ Mario S. Levis
                                          -------------------------------------
                                   Name:  Mario S. Levis
                                          -------------------------------------
                                   Title:
                                          -------------------------------------


Facility 3 Tranche B               BANKERS TRUST COMPANY,
Commitment: $833,333.33            as Agent and as a Lender

                                   By:    /s/ Kevin M. McCann
                                          -------------------------------------
                                   Name:      Kevin M. McCann
                                          -------------------------------------
                                   Title:       Vice President
                                          -------------------------------------
                                             Bankers Trust Company

  Facility 3 Tranche B        FIRST UNION NATIONAL BANK
  Commitment: $833,333.33      OF NORTH CAROLINA, as a Lender



                              By:    /s/ R. Steven Hall
                                     ------------------------------------
                              Name:  R. Steven Hall
                                     ------------------------------------
                              Title: Vice President
                                     ------------------------------------



  Facility 3 Tranche B        THE BANK OF BOSTON,
  Commitment: $833,333.33

                              By:    /s/ Paul Chmielinski
                                     ------------------------------------
                              Name:  Paul Chmielinski
                                     ------------------------------------
                              Title: Vice President
                                     ------------------------------------


  Facility 3 Tranche B        BANK ONE, TEXAS N.A.,
  Commitment: $833,333.33     as a Lender

                              By:    /s/ Brian J. Hilberth
                                     ------------------------------------
                              Name:  Brian J. Hilberth
                                     ------------------------------------
                              Title: Assistant Vice President
                                     ------------------------------------


  Facility 3 Tranche B        THE BANK OF NEW YORK,
  Commitment: $833,333.33     as a Lender



                              By:    /s/ Robert A. Tweed
                                     ------------------------------------
                              Name:  Robert A. Tweed
                                     ------------------------------------
                              Title: Vice President
                                     ------------------------------------

  Facility 3 Tranche B                  NATIONAL CITY BANK OF KENTUCKY,
  Commitment: $833,333.33               as a Lender

                                        By:    /s/ Robert J. Ogburn
                                               -------------------------------
                                        Name:     ROBERT J. OGBURN
                                               -------------------------------
                                        Title:    VICE PRESIDENT
                                               -------------------------------

                    Third Amendment to the Credit Agreement
                                   EXHIBIT A

  First Financial Caribbean Corporation (FFCC)
  Pro forma Cash Flow Coverage Test
  Source: 12/31/95 Consolidated Financial Statements
  ($M)
  (ffcccov6)

                                                                1995
                                                               Quarterly
                                                   12/31/95     Average
                                                   --------     -------
  Total Consolidated Net Income                     19,560      4,890

  Doral Federal Net Income                           1,547        387
                                                    ------
  Net Income w/o Doral Federal                      18,013      4,503


  + Depreciation                                     1,765        441
  - Depreciation of Doral Federal                     (203)       (51)
  + Amortization of Goodwill                           376         94
  - Amortization of Goodwill of Doral Federal          (28)        (7)
  + Amortization of PMSR                               562        141
  + Amortization of Excess Servicing Fees              988        247
  +Allowance for losses                                300         75
  -Excess Servicing fees                            (2,638)      (660)
  -OMSR Net of Deferred Taxes                       (1,586)      (397)
  -Other non-cash income*                              -           -
  CASH FLOW                                         17,549      4,387

  Schedule of amortizing principal pmts. to
  be paid during the next quarter.                   4,000      1,000
  Dividend payments to be paid during the
  next quarter.                                      5,900      1,475
  Stock repurchases (if applicable)
  CASH FLOW OBLIGATIONS                              9,900      2,475

  CASH FLOW COVERAGE                                  1.77       1.77

  CASH FLOW COVERAGE COVENANT                         1.25       1.25

  COVENANT SATISFIED                                  YES        YES



  Note: For the covenant test, the consolidating financial statements of HF Mortgage and Doral Mortgage will be applied with the quarterly average based upon the preceding four fiscal quarters.

          *Other non-cash income refers to one time accounting adjustments as reflected on the financial statements.